Exhibit 32 .1

CERTIFICATION PURSUANT TO 18 U.S.C. SS. 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Savoy Energy Corporation (the "Company") on Form 10-K for the period ended December 31, 2011, as filed with the Securities and Exchange Commission (the "Report"), I, Arthur Bertagnolli, Principal Executive Officer and Principal Financial/Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of  operations of the Company.

April 15, 2013

/s/ Arthur Bertagnolli

Arthur Bertagnolli

Chief Executive Officer and Chief Financial Officer

(Principal Executive Officer and Principal Financial/Accounting Officer)